Exhibit 10.31

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00

October 5, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc. a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00

October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) <u>Final Advance. Lender shall not be obligated to fund or make the final</u> Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) <u>Final Advance. Lender shall not be obligated to fund or make the final</u> Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ________________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) <u>Final Advance. Lender shall not be obligated to fund or make the final</u> Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00

October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. <u>Waivers</u>. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. <u>Costs of Collection</u>. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. <u>No Waiver</u>. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. <u>Governing Law</u>. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. <u>Time of Essence</u>. Time is of the essence of this Note and each and every provision hereof.

16. <u>Conflicts; Inconsistency</u>. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc., a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property.**" The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents.**"

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00 October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________

Name: Sterling Griffin

Its: President

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $469,000.00

October 4, 2020

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity Platinum Income Fund, LLC a Delaware Limited Liability Company ("**Lender**"), at the office of Lender located at 929 108th Ave NE, Suite 1030, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $469,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $73,761.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) Final Advance. Lender shall not be obligated to fund or make the final Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.99% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 12/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 11/1/2021 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) A default under the terms of any present or future loan agreements, promissory notes, deed of trust, mortgages, leases, conditional sale contracts or other agreements, documents or instrument evidencing, governing or securing any indebtedness owing by Borrower, Guarantor or any of their Affiliates (as defined below) to Lender or any of its Affiliate (collectively, a "Related Loan"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or Borrower's Affiliates;

(d) The failure of Guarantor to comply with any provision of the Guaranty;

(e) The failure of Maker to comply with any provision of the Deed of Trust;

(f) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(g) The calling of a meeting of the creditors of Maker or Guarantor;

(h) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(i) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder or on any Related Loan, together with all accrued interest and other amounts payable hereunder and thereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker. In addition, Lender may immediately terminate any other Related Loan in accordance with its terms. Lender shall apply any proceeds received by it as a result of an Event of Default as set forth in the "Application of Proceeds" Section of the Personal Guarantee.

For purposes of the Loan Documents, an "Affiliate" of any natural person, corporation, partnership, trust, unincorporated association or other legal entity (a "Person") shall, for purposes hereof, be any Person employed by or directly or indirectly controlling, controlled by or under common control with another Person.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as

provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or

beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any "multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default; Cross-Collateralization. Borrower hereby acknowledges and agrees that the Loan is cross-defaulted with all Related Loans such that a default under the terms of any loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any Related Loans constitutes an immediate default under the Loan and this Note. Additionally, all of the Related Loans are cross-collateralized, such that following an event of default under the Loan or any of the Related Loans, Lender, in its discretion, may exercise its rights and remedies against any and all of the collateral securing the Loan or any of the Related Loans. Notwithstanding such cross-collateralization, Lender shall have the sole and exclusive right to segregate the separate security interests granted under the Related Loans so that the security instrument given for each particular Related Loan shall act as security only for such obligations as Lender, in its sole discretion, shall determine, and thereby to remove all other obligations from the scope of the obligations secured thereby. Lender may exercise its right to segregate the different collateral as security for particular obligations unilaterally, and without prior notice to or consent by Borrower or any other party, by providing written notice to the affected party(ies) at any time prior to a foreclosure sale of any portion of any of the collateral for the Related Loans. Such notice shall identify by any reasonable means those particular obligations that shall remain secured by each security instrument and provide that any other obligations to Lender shall no longer be secured thereby. Such notice shall be effective immediately to amend the Loan Documents in accordance therewith. Borrower hereby irrevocably designates and appoints Lender as its attorney in fact, such power of attorney coupled with an interest, to the extent permitted by applicable law, and, in any event, as Borrower's authorized representative, for the limited purpose of preparing any amendments required in accordance with this Section.

[Signature Page to Follow]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President